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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549
                                      FORM 8-K


                                   CURRENT REPORT


       Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)   October 23, 1998


                             OMEGA ENVIRONMENTAL, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                           Commission File Number 0-20267



           DELAWARE                                    91-1499751
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)



              11818 NORTH CREEK PARKWAY NORTH, SUITE 105, PO BOX 3005
                   BOTHELL, WASHINGTON                   98041-3005
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


                                    425-486-4800
                (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


              --------------------------------------------------------
            FORMER ADDRESS IN LAST REPORT WAS 19805 NORTH CREEK PARKWAY,
                          BOTHELL, WASHINGTON  98041-3005

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On June 12, 1998, the assets of PSD's Mid Atlantic offices were sold to JTM Services and Construction for cash of $86,500.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Since May 2, 1997, Registrant is operating under the protection of the United States Bankruptcy Code as a debtor-in-possession.

ITEM 5.   OTHER EVENTS

          UNAUDITED FINANCIAL STATEMENT INFORMATION

          On October 23, 1998, the Registrant filed unaudited financial statement information as of and for each of the months ended June 30, 1998 and May 31, 1998 with related notes with the United States Bankruptcy Court. Attached as an exhibit is the balance sheet information, statement of operations information, statement of cash flows information and related notes to financial statement information which was included in the bankruptcy filing referred to above.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     c)   EXHIBITS

          99.1 Unaudited Comparative Balance Sheet Information, Comparative Statement of Operations Information and Comparative Statement of Cash Flow Information as of and for each of the months ended June 30, 1998 and May 31, 1998 with related Notes to Financial Statement Information.

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                                     SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   OMEGA ENVIRONMENTAL, INC.
                                   (Registrant)




Date:  October 23, 1998                 /s/ Donald E. Condit
                                   -----------------------------------
                                            Donald E. Condit,
                                        Chief Financial Officer